INCOME TAXES	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 8:-        INCOME TAXES

a.	Israeli taxation

1.	Tax rates applicable to the income of the Company.

Taxable income of the Company is subject to a corporate tax rate as follow: 2015 - 26.5%, 2016 – 25% and 2017- 24%.

In December 2016, the Israeli Parliament approved the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), 2016 which reduces the corporate income tax rate to 24% (instead of 25%) effective from January 1, 2017 and to 23% effective from January 1, 2018.

The deferred tax balances as of December 31, 2017 and 2016 have been calculated based on the revised tax rates.

2.	Measurement of taxable income in US dollars:

The Company has elected to measure its taxable income and file its tax return under the Israeli Income Tax Regulations (Principles Regarding the Management of Books of Account of Foreign Invested Companies and Certain Partnerships and the Determination of Their Taxable Income), 1986. Accordingly, results for tax purposes are measured in terms of earnings in dollars.

3.	Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (the "Investment Law"):

The Company's production facilities in Israel have been granted the status of an "Approved Enterprise" in accordance with the Investment Law under five separate investment programs. According to the provisions of the Investment Law, the Company has been granted the "Alternative Benefit Plan", under which the main benefits are tax exemptions and reduced tax rates.

Therefore, the Company's income derived from the "Approved Enterprise" will be entitled to a tax exemption for a period of two years from the first year of taxable income and to an additional period of five to eight years of reduced tax rates of 10% - 25% (based on the percentage of foreign ownership). The duration of tax benefits of reduced tax rates is subject to a limitation of the earlier of 12 years from commencement of production, or 14 years from the approval date.

Tax-exempt income attributable to the "Approved Enterprise" cannot be distributed to shareholders without subjecting the Company to taxes except upon complete liquidation of the Company. If such retained tax-exempt income is distributed in a manner other than upon the complete liquidation of the Company, it would be taxed (grossed up to reflect such pre-tax income that it would have had to earn in order to distribute the dividend) at the reduced corporate tax rate between 10%-25%, applicable to such profits as if the Company had not been tax-exempted under the alternative tax benefits.

The entitlement to the above benefits is conditional upon the Company fulfilling the conditions stipulated by the Investment Law, regulations published thereunder and the certificate of approval for the specific investments in "Approved Enterprises". In the event of failure to comply with these conditions, the benefits may be canceled and the Company may be required to refund the amount of the benefits, in whole or in part, including interest. As of December 31, 2017, management believes that the Company is in compliance with all of the aforementioned conditions.

Income from sources other than the "Approved Enterprise" during the benefit period will be subject to tax at the regular tax rate prevailing at that time.

On April 1, 2005, an amendment to the Investment Law came into effect (the "Amendment 60") that significantly changed the provisions of the Investment Law. The Amendment 60 limits the scope of enterprises that may be approved by the Investment Center by setting criteria for the approval of a facility as a "Beneficiary Enterprise" including a provision generally requiring that at least 25% of the Beneficiary Enterprise's income will be derived from export.

Another condition for receiving the benefits under the alternative track in respect of expansion programs pursuant to Amendment 60 is a minimum qualifying investment. The Company was eligible under the terms of minimum qualifying investment and elected 2008, and 2012 as its "years of election".

Additionally, the Amendment 60 enacted major changes in the manner in which tax benefits are awarded under the Investment Law so that companies no longer require Investment Center approval in order to qualify for tax benefits. However, the Investment Law provides that terms and benefits included in any certificate of approval already granted will remain subject to the provisions of the Investment Law as they were on the date of such approval.

As of December 31, 2017, there was no taxable income attributable to the Beneficiary Enterprise.

In January 2011, another amendment to the Investment Law came into effect ("the 2011 Amendment"). According to the 2011 Amendment, the benefit tracks in the Investment Law were modified and a flat tax rate applies to the Company's entire income subject to this amendment (the "Preferred Income").

In August 2013, the Law for Changing National Priorities (Legislative Amendments for Achieving Budget Targets for 2013 and 2014), 2013 which includes Amendment 71 to the Law ("Amendment 71") was enacted. According to Amendment 71, the tax rate on preferred income from a preferred enterprise in 2014 and thereafter will be 16% (in development area A - 9%). As for changes in tax rates resulting from the enactment of Amendment 73 to the Law, see below.

The Amendment also prescribes that any dividends distributed to individuals or foreign residents from the preferred enterprise's earnings as above will be subject to tax at a rate of 20%.

In December 2016, the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2016 and 2017 Budget Years), 2016 which includes Amendment 73 to the Law ("Amendment 73") was published. According to Amendment 73, a preferred enterprise located in development area A will be subject to a tax rate of 7.5% instead of 9% effective from January 1, 2016 and thereafter (the tax rate applicable to preferred enterprises located in other areas remains at 16%).

Commencing from the 2011 tax year, the Company can elect (without possibility of reversal) to apply the Amendment in a certain tax year and from that year and thereafter, it will be subject to the amended tax rates.

The Company does not currently intend to adopt the 2011 Amendment and intends to continue to comply with the Investment Law as in effect prior to enactment of the 2011 Amendment. The Company has evaluated the effect on its financial statements of the transition to the preferred enterprise tax track, and as of the date of the approval of the financial statements, the Company believes that it will not transition to the preferred enterprise tax track. Accordingly, the Company did not adjust its deferred tax balances as of December 31, 2017. The Company's position may change in the future.

Amendment 73 also prescribes special tax tracks for technological enterprises, which are subject to rules that were issued by the Minister of Finance by May 2017. The new tax tracks under the Amendment are as follows:

Preferred Technological Enterprise ("PTE") - an enterprise for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion in a tax year. A PTE, as defined in the Law, which is located in the center of Israel will be subject to tax at a rate of 12% on profits deriving from intellectual property (in development area A - a tax rate of 7.5%).

Special Technological Preferred Enterprise ("SPTE") - an enterprise for which total consolidated revenues of its parent company and all subsidiaries exceed NIS 10 billion in a tax year. Such enterprise will be subject to tax at a rate of 6% on profits deriving from intellectual property, regardless of the enterprise's geographical location.

The above changes in the tax rates relating to PTE tax track were not taken into account in the computation of deferred taxes as of December 31, 2017, since the Company estimates that it will not implement the PTE tax track.

4.	Tax benefits under the law for the Encouragement of Industry (taxes), 1969 (the "Encouragement Law"):

The Encouragement Law provides several tax benefits for industrial companies. An industrial company is defined as a company resident in Israel, at least 90% of the income of which in a given tax year exclusive of income from specified Government loans, capital gains, interest and dividends, is derived from an industrial enterprise owned by it. An industrial enterprise is defined as an enterprise whose major activity in a given tax year is industrial production activity.

Management believes that the Company is currently qualified as an "industrial company" under the Encouragement Law and, as such, is entitled to tax benefits, including: (1) deduction of purchase of know-how and patents and/or right to use a patent over an eight-year period; (2) the right to elect, under specified conditions, to file a consolidated tax return with additional related Israeli industrial companies and an industrial holding company; (3) accelerated depreciation rates on equipment and buildings; and (4) expenses related to a public offering on the Tel-Aviv Stock exchange and on recognized stock markets outside of Israel, are deductible in equal amounts over three years.

Eligibility for benefits under the Encouragement Law is not subject to receipt of prior approval from any Governmental authority. No assurance can be given that the Israeli tax authorities will agree that the Company qualifies, or, that the Company will continue to qualify as an industrial company or that the benefits described above will be available to the Company in the future

5.	Net operating losses carryforward and capital loss:

As of December 31, 2017, Compugen Ltd.'s net operating losses carryforward for tax purposes in Israel amounted to approximately $ 227,000. These net operating losses may be carried forward indefinitely and may be offset against future taxable income.

b.	Non-Israeli subsidiary, Compugen Inc.:

On December 22, 2017, the Tax Cuts and Jobs Acts was enacted into law. The new legislation contains several key tax provisions that will impact the Company. Changes include, but are not limited to, a corporate tax rate decrease from 35% to 21% effective for tax years beginning after December 31, 2017, a one-time repatriation tax on accumulated foreign earnings, a limitation on the tax deductibility of interest expense, an acceleration of business asset expensing, and a reduction in the amount of executive pay that could qualify as a tax deduction. The lower corporate income tax rate will require the Company to remeasure its U.S. deferred tax assets and liabilities as well as reassess the realizability of its deferred tax assets and liabilities. ASC 740 requires the Company to recognize the effect of the tax law changes in the period of enactment. However, the SEC staff has issued SAB 118 which will allow the Company to record provisional amounts during a measurement period.

The Company has concluded that a reasonable estimate could be developed for the effects of the tax reform. However, due to the short time frame between the enactment of the reform and the year end, its fundamental changes, the accounting complexity, and the expected ongoing guidance and accounting interpretations over the next 12 months, the Company considers the accounting of the deferred tax remeasurement and other items to be incomplete. These effects have been included in the consolidated financial statements for the year ended December 31, 2017 as provisional amounts, which had no effect on the benefit from taxes on income due to the valuation allowance.

During the measurement period, the Company might need to reflect adjustments to the provisional amounts upon obtaining, preparing, or analyzing additional information about facts and circumstances that existed as of the enactment date that, if known, would have affected the income tax effects initially reported as provisional amounts.

The measurement period will end when the Company obtains, prepares, and analyzes the information needed in order to complete the accounting requirements under ASC Topic 740 or on December 22, 2018, whichever is earlier. The Company expects to complete its analysis within the measurement period in accordance with SAB 118.

As of December 31, 2017, Compugen Inc. has net operating loss carryforwards for federal income tax purposes of approximately $ 9,200 which expires in the years 2020 to 2032. Utilization of the U.S. net operating losses may be subject to substantial annual limitation due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

Neither Israeli income taxes, foreign withholding taxes nor deferred income taxes were provided in relation to undistributed earnings of the Company's foreign subsidiary. This is because the Company has the intent and ability to reinvest these earnings indefinitely in the foreign subsidiary and therefore those earnings are continually redeployed in those jurisdictions.

c.	Loss (income) before taxes is comprised as follows:

	Year ended December 31,
	2017	2016	2015

Domestic (Israel)	$37,939	$32,246	$20,410
Foreign	(873)	(760)	(637)

	$37,066	$31,486	$19,773

d.
Taxes on income for the years ended December 31, 2016 and 2015 are comprised from withholding tax payments amounted of $ 20 and $ 390 respectively, which were deducted from milestone payments of $ 400 and $ 7,800, respectively (see also Note 1c) by the German tax authorities. There were no milestone payments and no withholding tax payments for the year ended December 31, 2017.

e.	Deferred taxes:

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company and Compugen Inc.'s deferred tax assets are comprised of operating loss carryforward and other temporary differences. Significant components of the Company and Compugen Inc. deferred tax assets are as follows:

	December 31,
	2017	2016

Operating loss carryforward	$54,093	$48,663
Research and development	9,298	7,921
Accrued social benefits and other	874	530
Property and equipment	(46)	(135)

Deferred tax asset before valuation allowance	64,219	56,979
Valuation allowance	(64,219)	(56,979)

Net deferred tax asset	$-	$-

The Company and Compugen Inc. have provided full valuation allowances in respect of deferred tax assets resulting from operating loss carryforward and other temporary differences. Management currently believes that since the Company and Compugen Inc. have a history of losses it is more likely than not that the deferred tax regarding the operating loss carryforward and other temporary differences will not be realized in the foreseeable future.

f.	Reconciliation of the theoretical tax expense (benefit) to the actual tax expense (benefit):

The main reconciling items between the statutory tax rate of the Company and the effective tax rate are the non-recognition of tax benefits from accumulated net operating loss carryforward among the Company and Compugen Inc. due to the uncertainty of the realization of such tax benefits.

g.	Tax assessments:

The Company has tax assessments through 2012 that are deemed to be final.